UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

______________

FORM 8-K

______________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 6, 2010

______________

Safe Technologies International, Inc.

(Exact name of registrant as specified in its charter)

______________

Delaware	000-17746	22-2824492
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1200 N Federal Highway, Suite 200, Boca Raton, FL 33432

 (Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code  866-297-5070

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01

Other Events

We issued the attached Press Release on April 6, 2010.

Item 9.01

Financial Statements and Exhibits.

 (d) Exhibits.

Exhibit No.	Description
99.1	Press Release of Safe Technologies, Inc. dated April 6, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Safe Technologies International, Inc.

By:	/s/ Christopher L. Kolb
Christopher L. Kolb, President

Date:  April 6, 2010

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Press Release of Safe Technologies, Inc. dated April 6, 2010.